UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2021

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2021, the Executive Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Trustees (the “Board”) of Pennsylvania Real Estate Investment Trust (the “Company”) took several actions regarding executive compensation.

2021 Annual Incentive Plan

The Compensation Committee approved the Company’s 2021 annual cash incentive plan for employees at the level of director or above. The Company’s Chief Executive Officer, Chief Financial Officer and certain other executive officers (collectively, the “Executive Officers”) are all eligible to receive performance-based bonuses under the plan. Payments pursuant to the plan, if any, will be made after the Company’s results for 2021 are determined.

Under the plan, the Compensation Committee approved threshold (i.e., minimum), target and outperformance (i.e., maximum) annual cash incentive opportunity levels, expressed as a percentage of base salary, that the Executive Officers are eligible to receive.

The level of the award that each of the Executive Officers is eligible to receive will depend upon the Company’s achievement of operating objectives, capital expenditures control, and same-store net operating income growth, as well as a discretionary component.

The following table sets forth the award threshold, target and outperformance levels for the Executive Officers under the plan, expressed as a percentage of base salary:

	Incentive Award Opportunity as a Percentage of Base Salary
Name	Threshold	Target	Outperformance
Joseph F. Coradino	87.5%	175%	350%
Mario C. Ventresca, Jr.	45%	90%	180%
Joseph J. Aristone	30%	60%	120%
Heather I. Crowell	30%	60%	120%
Andrew M. Ioannou	30%	60%	120%
Lisa M. Most	30%	60%	120%

2021-2023 Equity Award Program

The Compensation Committee approved the 2021-2023 Equity Award Program design (the “Program”), under which long term incentive awards may be made to certain key employees.

Having approved the Program, the Compensation Committee made, subject to and effective upon the Board’s approval of the Plan Amendment (defined below), long term incentive plan awards in the form of performance-based restricted share units (“PSUs”) and time-based restricted share units (“RSUs”) to the Company’s Executive Officers, and to certain other employees.

The grants of PSUs and RSUs were made pursuant to the Company’s Amended and Restated 2018 Equity Incentive Plan (as amended, the “2018 Equity Incentive Plan”), as amended by the Plan Amendment (defined below). The 2018 Equity Incentive Plan was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 28, 2020, and is incorporated herein by reference. Amendment No. 1 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Performance-Based PSUs

Under the Program, the number of common shares to be issued by the Company with respect to the PSUs, if any, depends on the Company’s performance in certain operating performance measures and a modification based on total shareholder return (“TSR”) for the three-year period beginning January 1, 2021 and ending on the earlier of December 31, 2023 or the date of a change in control of the Company (the “Measurement Period”).

Operating Performance Measures. The preliminary number of common shares to be issued by the Company with respect to the PSUs awarded is based on a multiple determined by achievement of certain specified operating performance measures during the Measurement Period. These performance measures, the three-year core mall total occupancy and the three-year corporate debt yield, are each weighted 50%. The Committee approved minimum, target and maximum performance levels for both measures. For all participants, the minimum performance level will have a 0.5 multiplier, the target performance level will have a 1.0 multiplier and the maximum performance level will have a 2.0 multiplier.

TSR Modifier. The preliminary number of common shares to be issued by the Company as determined under the operating performance goals will be adjusted, upwards or downwards, depending on the Company’s TSR performance over the Measurement Period relative to the TSR performance of other real estate investment trusts comprising a leading index of retail real estate investment trusts (the “Index REITs”). If the Company’s TSR performance over the Measurement Period is below the 25th percentile of the Index REITs, then 80% of the preliminary number of shares will be earned. If the Company’s TSR during the Measurement Period is equal to or above the 25th percentile of the Index REITs, then a number of shares ranging from 80% up to 100% (at the 50th percentile) or a maximum of 120% (at the 75th percentile and greater) of the preliminary number of shares will be earned. If the Company’s TSR during the Measurement Period is above the 25th percentile of the Index REITs, and below the 50th percentile, then the adjustment to the preliminary number of shares earned will be determined by linear interpolation between 80% at the 25th percentile and 100% at the 50th percentile. Similarly, if the Company’s TSR during the Measurement Period is above the 50th percentile of the Index REITs, and below the 75th percentile, then the adjustment to the preliminary number of shares earned will be determined by linear interpolation between 100% at the 50th percentile and 120% at the 75th percentile. If the Company’s TSR during the Measurement Period is equal to or above the 75th percentile of the Index REITs, then a number of shares equal to 120% of the preliminary number of shares will be earned.

Dividends, if any, on the Company’s common shares are deemed to be paid with respect to PSUs and credited to the PSU accounts and applied to “acquire” more PSUs for the account of the Executive Officer at the 20-day average closing price per common share ending on the dividend payment date. Awards will be paid in the Company’s common shares or cash, in the Committee’s sole discretion, in an amount based on the number of PSUs in the recipient’s account at the end of the Measurement Period. Participants in the Program may elect to defer receipt of common shares or cash earned.

The following table sets forth information regarding PSUs granted to the Executive Officers as of March 31, 2021 pursuant to the Program:

Name	Number of PSUs	Dollar Value
Joseph F. Coradino	725,629	$1,485,000
Mario C. Ventresca, Jr.	209,504	428,750
Joseph J. Aristone	103,836	212,500
Heather I. Crowell	100,171	205,000
Andrew M. Ioannou	103,836	212,500
Lisa M. Most	100,171	205,000

Time-Based RSUs

With respect to the portion of the long-term incentive awards made in the form of RSUs, these RSUs generally will vest in three equal annual installments for the Company’s Executive Officers and two equal installments for the Company’s directors commencing on March 31, 2022, subject to continued employment. During the period that the RSUs have not vested, the holder will have no rights as a shareholder with respect to the RSUs, however, dividends, if any, on the Company’s common shares are deemed to be paid with respect to RSUs and credited to the RSU accounts and applied to “acquire” more RSUs for the account of the Executive Officer at the 20-day average closing price per common share ending on the dividend payment date. Upon the RSU vesting date, awards, including dividends accrued through that vesting date, will be paid in the Company’s common shares or cash, in the Committee’s sole discretion.

The following table sets forth information regarding RSUs granted to the Executive Officers as of March 31, 2021 pursuant to the Program:

Name	Number of RSUs	Dollar Value
Mario C. Ventresca, Jr.	209,504	428,750
Joseph J. Aristone	103,836	212,500
Heather I. Crowell	100,171	205,000
Andrew M. Ioannou	103,836	212,500
Lisa M. Most	100,171	205,000

Additional Holding Period

Each Executive Officer who receives shares pursuant to the PSUs or RSUs is required to hold such shares for a minimum of one year from the date such shares are received.

Plan Amendment and Waiver

On March 31, 2021, the Board approved Amendment No. 1 (“Amendment No. 1”) to the 2018 Equity Incentive Plan, which permits, among other clarifying changes, restricted stock units granted as awards under the 2018 Equity Incentive Plan to be subject to vesting restrictions other than performance goals. Furthermore, the Board waived the limit on annual grants in Section 5 of the 2018 Equity Incentive Plan with respect to the awards to Messrs. Coradino and Ventresca.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to the Pennsylvania Real Estate Investment Trust Amended and Restated 2018 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: April 5, 2021	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel